January 5, 2009 Supplement

SUPPLEMENT DATED JANUARY 5, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED FUND
Dated May 30, 2008

The second thru seventh paragraphs of the section of the Prospectus entitled “The Fund — Fund Management” are hereby deleted and replaced with the following:

The Fund is managed by members of the Equity Income and Taxable Fixed Income teams. The teams consist of portfolio managers and analysts. Current members of the Equity Income team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas B. Bastian and Mary Jayne Maly, each a Managing Director of the Investment Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Investment Adviser.

Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since 2003 and began managing the Fund in April 2003. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since 1992 and began managing the Fund in July 2008. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since 1999 and began managing the Fund in September 2002. Mr. Laskin has been associated with the Investment Adviser in an investment management capacity since 2000 and began managing the Fund in January 2007. Mr. Marcheli has been associated with the Investment Adviser in an investment management capacity since 2002 and began managing the Fund in April 2003.

Mr. Bastian is the lead portfolio manager of the Fund. Messrs. Roeder, Laskin and Ms. Maly assist Mr. Bastian in the management of the equity holdings in the Fund. Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Fund.

Current members of the Taxable Fixed Income team jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund’s portfolio are W. David Armstrong and Sanjay Verma, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since 1998 and began managing the Fund in April 2005. Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008 and began managing the Fund in November 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BGRSPT

January 5, 2009 Supplement

SUPPLEMENT DATED JANUARY 5, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY BALANCED FUND
Dated May 30, 2008

The first thru seventh paragraphs of the section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers” are hereby deleted and replaced with the following:

As of January 31, 2008:

W. David Armstrong managed 17 registered investment companies with a total of approximately $25.2 billion in assets; no pooled investment vehicles other than registered investment companies; and six other accounts with a total of approximately $2.3 billion in assets.

Thomas B. Bastian managed 19 registered investment companies with a total of approximately $35.7 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $660.8 million in assets.

Mark J. Laskin managed 19 registered investment companies with a total of approximately $35.7 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $660.8 million in assets.

Sergio Marcheli managed 19 registered investment companies with a total of approximately $35.7 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $536.1 million in assets.

James O. Roeder managed 19 registered investment companies with a total of approximately $35.7 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $660.8 million in assets.

As of October 31, 2008:

Mary Jayne Maly managed 13 registered investment companies with a total of approximately $22.7 billion in assets; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $2.3 billion in assets.

Sanjay Verma managed 10 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts (including separate accounts managed under certain “wrap fee programs”) with a total of approximately $207.0 million in assets.
***

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers” is hereby deleted and replaced with the following:

As of January 31, 2008, the dollar range of Fund shares beneficially owned by each portfolio manager shown below is:

W. David Armstrong:	None
Thomas B. Bastian:	None
Mark J. Laskin:	None
James O. Roeder:	None
Sergio Marcheli:	None

As of October 31, 2008, the dollar range of Fund shares beneficially owned by each portfolio manager shown below is:

Mary Jayne Maly:	None
Sanjay Verma:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.